SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 12, 2001




                      NATIONSCREDIT GRANTOR TRUST 1997 - 1
                      ------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




DELAWARE               333-22327            75-2655744
--------               ---------            ----------
(STATE  OR  OTHER      (COMMISSION  FILE    (IRS  EMPLOYER
JURISDICTION  OF       NUMBER)              IDENTIFICATION  NUMBER)
INCORPORATION)


                          225 E. JOHN CARPENTER FREEWAY
                             IRVING TEXAS 75062-2731

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (972) 506-5045
  NOT APPLICABLE (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

ITEM  5.     OTHER  EVENTS
             -------------

     THIS CURRENT REPORT ON FORM 8-K IS BEING FILED TO FILE A COPY OF THE CERTIFICATEHOLDERS STATEMENTS RELATING TO THE COLLECTION PERIOD ENDING FEBRUARY 28, 2001.

     CAPITALIZED TERMS NOT DEFINED HEREIN HAVE THE MEANINGS ASSIGNED IN THE POOLING AND SERVICING AGREEMENT (WITH STANDARD TERMS AND CONDITIONS ATTACHED THERETO) DATED AS OF APRIL 30, 1997 AMONG NATIONSCREDIT SECURITIZATION CORPORATION, NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA AND BANKERS TRUST COMPANY, AS TRUSTEE, WHICH WAS PREVIOUSLY FILED AS AN EXHIBIT TO THE CURRENT REPORT ON FORM 8-K FILED ON BEHALF OF THE TRUST BY NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA ON JUNE 4, 1997.


ITEM  7.          FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION AND
                  --------------------------------------------------------------
                  EXHIBITS.
                  ---------

(C)     EXHIBITS

 EXHIBIT  NO.

     19.1                               CERTIFICATEHOLDERS  STATEMENTS

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE
                     UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                      NATIONSCREDIT GRANTOR TRUST 1997 - 1
                      ------------------------------------
                                  (REGISTRANT)


              BY:  NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA,
               AS SERVICER OF NATIONSCREDIT GRANTOR TRUST 1997 - 1



Date:  March  12,  2001                         BY:  /S/  KEVIN  CHURCH
       ----------------                              ------------------
                                                NAME:     KEVIN  CHURCH
                                                TITLE:    VICE  PRESIDENT

                                  EXHIBIT INDEX
                                  -------------



EXHIBIT
NUMBER               DESCRIPTION
------               -----------

     19.1                    CERTIFICATEHOLDERS  STATEMENTS


                                                                                                 EXHIBIT 19.1
                                       STATEMENT TO CERTIFICATEHOLDERS
                                     NATIONSCREDIT GRANTOR TRUST 1997 - 1

     Pursuant  to  the  Pooling  and  Servicing  Agreement,  dated  as  of  May  22, 1997 among NationsCredit
Securitization  Corporation  (as  "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers
Trust  Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each  month  regarding  distribution  to Certificateholders and the performance of the Trust. The information with  respect  to  the  applicable  Distribution  Date  is  set  forth  below.



Month . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Feb-01
Collection Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     02/01/2001
Determination Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     03/12/2001
Deposit Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     03/14/2001
Distribution Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     03/15/2001

POOL BALANCE
            Pool Balance on the close of the last day of t he Collection Period (Record Date)  56,584,662.07
            Pool Factor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     31.1279083%
            Ending Pool Balance (per $1,000 certificate). . . . . . . . . . . . . . . . . . .            311
            Liquidation Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         66,505
            Purchase Amounts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              -

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1.798
            Carry-Over Monthly Interest Payment . . . . . . . . . . . . . . . . . . . . . . .              -
            Total Interest Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1.798

            Principal Payments:
            Monthly Principal Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8.319
            Carry-Over Monthly Principal Payment. . . . . . . . . . . . . . . . . . . . . . .              -
            Total Principal Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8.319

            Servicing Fee:
            Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          0.200
            Carry-Over Monthly Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . . .          0.204
            Total Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          0.404






                                               MONTHLY SERVICERS CERTIFICATE
                                            NATIONSCREDIT GRANTOR TRUST 1997 - 1

     Pursuant  to  the  Pooling  and  Servicing  Agreement,  dated  as  of  May 31, 1997 among NationsCredit Securitization
Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and
"Collateral  Agent"),  the  Servicer  is  required  to  prepare  certain  information  each month regarding distribution to
Certificateholders  and  the  performance of the Trust. The information with respect to the applicable Distribution Date is set  forth  below.


Month. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Feb-01
Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       01-Feb-01
Determination Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12-Mar-01
Deposit Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14-Mar-01
Distribution Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15-Mar-01

POOL BALANCE
          Pool Balance on the close of the last day of the preceding Collection Period . . . . . . . . . .   58,096,825.13
          Principal Collections. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,357,355.99
          Purchase Amounts Allocable to Principal. . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Defaulted Receivables. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      154,807.07
          Pool Balance on the close of the last day of the Collection Period . . . . . . . . . . . . . . .   56,584,662.07

          Original Pool Balance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  181,781,125.63

          Certificate Factor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        31.12791%

          Preference Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -

          Certificate Pass-Through Rate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            6.75%
          Servicing Fee Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.75%

AVAILABLE FUNDS
          Collections allocable to interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      503,720.72
          Purchase Amounts allocable to interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Liquidation Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       66,504.67
          Collections allocable to principal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,357,355.99
          Purchase Amounts allocable to principal. . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Other Available Funds - Interest on Collection or Certificate Account. . . . . . . . . . . . . .               -
          Total Available Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,927,581.38

INTEREST PAYMENT
          Monthly Interest Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      326,794.64
          Carry-Over Monthly Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      326,794.64

PRINCIPAL PAYMENT
          Monthly Principal Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,512,163.06
          Carry-Over Monthly Principal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,512,163.06

SERVICING FEE
          Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       36,310.52
          Carry-Over Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       37,165.64
          Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       73,476.16

DEPOSIT TO THE CERTIFICATE ACCOUNT
          Available Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,927,581.38
          Reserve Account Withdrawal Amount. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Surety Drawing Amount. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Total Deposit to the Certificate Account . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,927,581.38

DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT
          Monthly Interest Payment and any Carry-Over Monthly Interest . . . . . . . . . . . . . . . . . .      326,794.64
          Monthly Principal Payment and any Carry-Over Monthly Principal . . . . . . . . . . . . . . . . .    1,512,163.06
          Servicing Fee and any Carry-Over Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . .       73,476.16
          Distributions to the Surety Bond Provider. . . . . . . . . . . . . . . . . . . . . . . . . . . .       11,800.78
          Distributions to the Reserve Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,832.09
          Distributions to the Seller. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,514.65

          Carry-Over Monthly Interest to the next Distribution Date. . . . . . . . . . . . . . . . . . . .               -
          Carry-Over Monthly Principal to the next Distributions Date. . . . . . . . . . . . . . . . . . .               -
          Carry-Over Servicing Fee to the next Distribution Date . . . . . . . . . . . . . . . . . . . . .               -

RESERVE ACCOUNT
          Reserve Account Balance as of the end of the preceding Collection Period . . . . . . . . . . . .    3,618,318.48
          Earnings from investments on the Reserve Account . . . . . . . . . . . . . . . . . . . . . . . .       15,471.94
          Reserve Account Withdrawal Amount. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Deposits to the Reserve Account. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,832.09
          Reserve Account Balance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,635,622.51
          Distributions of any excess amounts on deposit in the Reserve Account. . . . . . . . . . . . . .               -
          Ending Reserve Account Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,635,622.51

          Reserve Account Balance as a % of the Pool Balance . . . . . . . . . . . . . . . . . . . . . . .            6.43%
          Specified Reserve Account Requirement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,635,622.51
          Amount needed to fully fund Reserve Account. . . . . . . . . . . . . . . . . . . . . . . . . . .               -

SURETY BOND

          Outstanding Reimbursement Obligations at the end of the preceding Collection Period. . . . . . .        5,946.50
          Preference Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Surety Drawing Amount. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Surety Bond Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5,809.68
          Interest on Outstanding Reimbursement Obligations at the end of the preceding Collection Period.           44.60
          Amounts due to Surety Bond Provider. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11,800.78
          Distributions to the Surety Bond Provider. . . . . . . . . . . . . . . . . . . . . . . . . . . .       11,800.78
          Remaining Reimbursement Obligations Owed to the Surety Bond Provider . . . . . . . . . . . . . .           (0.00)

NET CREDIT LOSS RATIO
          Net Credit Losses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       88,302.40
          For the current Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1.85%
          For the preceding Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            5.50%
          For the second preceding Collection Period . . . . . . . . . . . . . . . . . . . . . . . . . . .            1.36%
          Average Net Credit Loss Ratio. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2.90%

DELINQUENCY ANALYSIS
          Number of Loans
          30 to 59 days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             208
          60 to 89 days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              56
          90 or more days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              39
          Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             303

          Principal Balance
          30 to 59 days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,982,637.96
          60 to 89 days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      550,888.93
          90 or more days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      408,932.13
          Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,942,459.02

          Delinquency Ratio
          For the current Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            5.20%
          For the preceding Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            6.29%
          For the second preceding Collection Period . . . . . . . . . . . . . . . . . . . . . . . . . . .            6.01%
          Average Delinquency Ratio. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            5.83%


REPOSSESSION ANALYSIS
          Current Balance of Contracts where Repossession occurred in the Current Month. . . . . . . . . .      190,325.11
          Number of Contracts where Repossession occurred in the Current Month . . . . . . . . . . . . . .              14


WEIGHTED AVERAGE COMPUTATIONS
          Weighted Average Coupon. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           10.74%
          Weighted Average Original Term (months). . . . . . . . . . . . . . . . . . . . . . . . . . . . .          122.00
          Weighted Average Remaining Term (months) . . . . . . . . . . . . . . . . . . . . . . . . . . . .           80.14
          Number of Outstanding Accounts - End of Period . . . . . . . . . . . . . . . . . . . . . . . . .           6,284


CASH SETTLEMENT FOR THE TRUSTEE
          Available Funds in the Collection Account. . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,927,581.38
          Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       73,476.16
          Interest allocable to the Seller's Certificate . . . . . . . . . . . . . . . . . . . . . . . . .            0.23
          Principal amount allocable to the Seller's Certificate . . . . . . . . . . . . . . . . . . . . .            1.05
          Wire Funds to the Surety Bond Provider . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11,800.78
          Net Deposit From Collection Account to the Certificate Account . . . . . . . . . . . . . . . . .    1,842,303.16
          Reserve Account deposit to Certificate Account . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Surety Bond deposit to Certificate Account . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Total Deposit to the Certificate Account . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,842,303.16
          Wire Funds to the Certificateholders - Interest Amounts. . . . . . . . . . . . . . . . . . . . .      326,794.41
          Wire Funds to the Certificateholders - Principal Amounts . . . . . . . . . . . . . . . . . . . .    1,512,162.01
          Deposit Funds into the Reserve Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,832.09
          Wire Funds to NationsCredit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,514.65

Approved  by:  /s/  KEVIN  CHURCH  -----------------------------  Kevin  Church  Vice  President

[NATIONSCREDIT  GRANTOR  TRUST  LETTERHEAD]

February  12,  2001

BY  EDGAR

Securities  and  Exchange  Commission
Judiciary  Plaza
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Re:   NationsCredit  Grantor  Trust  1997  -  1

Ladies  and  Gentlemen:
On  behalf  of NationsCredit Grantor Trust 1997 - 1 (the "Trust") filed herewith via EDGAR is the Trust's Current Report on
Form  8-K.

Should  you  have  any  questions  with  regard  to  the  filing,  please  call  the  undersigned  at  (704)-386-2970.

Very  truly  yours,

/s/  KEVIN  CHURCH  -----------------------------  Kevin  Church  Vice  President